Q1 Fiscal 2012 Investor/Analyst Call November 7, 2011 Exhibit 99.2 © 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
2
Forward-Looking Statements, GAAP
Reconciliation and New Reporting Segments
statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in CareFusion’s Form 10-K, Form 10-Q and Form 8-K reports
(including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: we may be unable to effectively enhance our existing products or introduce and market new products or may fail to keep pace with advances in technology; we are subject to complex and costly regulation; cost containment efforts of our customers, purchasing groups, third-party payers and governmental organizations could adversely affect our sales and profitability; current economic conditions have and may continue to adversely affect our results of operations and financial condition; we may be unable to realize any benefit from our cost reduction and restructuring efforts and our profitability may be hurt or our business otherwise might be adversely affected; we may be unable to protect our intellectual property rights or may infringe on the intellectual property rights of others; defects or failures associated with our products and/or our quality system could lead to the filing of adverse event reports, recalls or safety alerts and negative publicity and could subject us to regulatory actions; we are currently operating under an amended consent decree with the FDA and our failure to comply with the requirements of the amended consent decree may have an adverse effect on our business; and our success depends on our key personnel, and the loss of key personnel or the transition of key personnel, including our chief executive officer, could disrupt our business. This presentation reflects management’s views as of November 7, 2011. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
                                       The financial information included in this presentation includes Non-GAAP financial measures. Reconciliations can be found on slide 19 of this presentation.  In addition, definitions and reconciling information can be found on CareFusion’s website at
                                Commencing with the quarter ended September 30, 2011, CareFusion began reporting financial results based on its two new operating and reportable segments, Medical Systems and Procedural Solutions. The financial information contained in this presentation reflects these new segments, which are replacing the Critical Care Technologies and Medical Technologies and Services segments under which the company had previously reported. The Medical Systems segment includes the company’s Dispensing Technologies, Infusion Systems and Respiratory
Technologies business lines. The Procedural Solutions segment includes the company’s Infection Prevention, Medical Specialties and Specialty
Disposables business lines. The company has separately provided summary historical financial data for the new reportable segments in a report on
Form 8-K filed with the Securities and Exchange Commission on November 2, 2011.
Non-GAAP Financial Measures:
New Reporting Segments:
        This presentation contains forward-looking
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
Previously reported results have been adjusted to reflect the impact of the re-segmentation of CareFusion’s businesses and the divestiture of the
International Surgical Products (ISP) business.  The ISP business was divested in April 2011, and has been classified as discontinued operations.
Comparisons to prior periods exclude the historical results of the ISP business.
www.carefusion.com under the Investors tab.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. 3 Today’s Speakers • Kieran Gallahue, Chairman and Chief Executive Officer • Jim Hinrichs, Chief Financial Officer

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. Agenda New Reporting Segments Q1 Fiscal 2012 Results 4 Updated Fiscal 2012 Guidance

New Reporting Segments © 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
CareFusion Previously Reported
Under Two Segments
6
Critical Care Technologies
•
Dispensing
•
Infusion
•
Respiratory
Medical Technologies &
Services
•
Infection Prevention
•
Medical Specialties

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
New Reporting Segments
Medical Systems
•
Dispensing Technologies
•
Infusion Systems
Infusion Pumps and Dedicated
Disposables
•
Respiratory Technologies
Ventilators and Dedicated
Disposables
•
Other
MedMined™ Data Mining
Surveillance Service
Procedural Solutions
•
Infection Prevention
ChloraPrep ® Products
Legacy Prep Products
Non-dedicated Infusion Disposables
•
Medical Specialties
Surgical Instruments
Interventional Specialties
•
Specialty Disposables
Respiratory Disposables
•
Other
Neurocare
Respiratory Diagnostics
7
In July 2011, realigned organization into two new global
operating segments. In Q1FY12, realigned reportable
segments with new operating segments.
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© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Disclosures By Segment
8
Revenue and Segment Profit Disclosures For:
Medical Systems Procedural Solutions
Revenue Disclosures For:
• Dispensing Technologies
• Infusion Systems
• Respiratory Technologies
• Other
• Infection Prevention
• Medical Specialties
• Specialty Disposables
• Other

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q1 Fiscal 2012 Results

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q1 FY12 Year-Over-Year
Quarterly Review
GAAP Adjusted
$M $M
Revenue $844 4% $844 4%
Operating Expenses $319 (4)% $308 4%
Operating Income $108 37% $119 1%
Income from Continuing
Operations
$67 86% $76 19%
Diluted EPS from Continuing
Operations
$0.30 76% $0.33 14%
10
% Change
% Change
1
1
2
2
2
2
1
% Change over prior year period.
2
Adjusted amounts are Non-GAAP financial measures that exclude nonrecurring items primarily related to the spinoff, and nonrecurring restructuring and acquisition integration charges. Additionally, in the case of adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations, nonrecurring tax items are also excluded.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q1 FY12 Year-Over-Year
Quarterly Segment Review
GAAP Adjusted
Medical Systems $M % Change $M % Change
Revenues $509 9% $509 9%
Segment Profit $88 29% $95 6%
Procedural Solutions $M % Change $M % Change
Revenues $335 (2)% $335 (2)%
Segment Profit $20 82% $24 (14)%
11
1  % Change over prior year period.
2  Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items primarily related to the spinoff, and nonrecurring restructuring and acquisition integration charges.
2
2
1 1
1 1

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q1 FY12 Year-Over-Year
Quarterly Sub-Segment Revenues
$ in millions Q1 FY12 Q1 FY11 % Change
Medical Systems $509 $468 9%
Dispensing Technologies $237 $205 16%
Infusion Systems $206 $192 7%
Respiratory Technologies $60 $65 (8)%
Other $6 $6 - %
Procedural Solutions $335 $343 (2)%
Infection Prevention $138 $135 2%
Medical Specialties $78 $78 - %
Specialty Disposables $66 $70 (6)%
Other $53 $60 (12)%
Total CareFusion $844 $811 4%
12

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. Updated Fiscal 2012 Guidance

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Updated FY12 Financial Guidance
November 7, 2011
Previous FY12 Outlook
1
Updated FY12 Outlook
2
Total Revenue
3-5% growth over FY11 revenue of
$3.5B on a constant currency basis
3-5% growth over FY11 revenue of
$3.5B on a constant currency basis
Adjusted Operating
Margin³
~18% ~18%
Adjusted Effective Tax
Rate³
28 – 30% 27 – 29%
Adjusted Diluted EPS
From Continuing
Operations³
$1.80 - $1.90 $1.80 - $1.90
Diluted Weighted
Average Shares
Outstanding
~226M ~226M
Capital Expenditures $150M - $160M $130M - $140M
14
1
Provided by CareFusion on August 8, 2011.
2
Provided by CareFusion on November 7, 2011.
3
Adjusted amounts are Non-GAAP financial measures that exclude nonrecurring items primarily related to the spinoff and nonrecurring restructuring and acquisition integration charges.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
FY12 Revenue and Adjusted EPS
Guidance and Assumptions
•
Guidance
o
Revenue growth of 3 to 5 percent over FY11 revenues of
$3.5B on a constant currency basis
o
Adjusted diluted EPS of $1.80 to $1.90
•
Assumptions
o
CareFusion markets grow low single digits; expect to do
better in markets where we are growing share at a faster
rate than the underlying market
o
Revenue and earnings weighted to 2HFY12
15

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
FY12 Medical Systems Segment-
Related Assumptions vs. FY11 Results
•
Revenues grow on a percentage basis by mid to
high single digits
o
Dispensing Technologies: Revenues grow on a
percentage basis by high single to low double digits
•
Assumes contributions from Rowa for approximately eleven
months of the year
o
Infusion Systems: Revenues grow on a percentage basis
by mid single digits
•
Discounted infusion pump installations impact revenue growth and margins in Q1 through Q3
•
2HFY12 margins benefit as dedicated disposable revenue
increases
o
Respiratory Technologies: Revenues on a percentage
basis are flat
16

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
FY12 Procedural Solutions Segment-
Related Assumptions vs. FY11 Results
•
Revenues grow on a percentage basis by low to
mid single digits
o
Infection Prevention: Revenues grow on a percentage
basis by high single digits
o
Medical Specialties: Revenues grow on a percentage
basis by low to mid single digits
o
Specialty Disposables: Revenues on a percentage basis
are down mid to high single digits
o
OnSite Services Divestiture: Negatively impacts
Procedural Solutions revenue by $32 million
17

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q&A

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q1 FY12 Non-GAAP Reconciliations
$ in millions
Q1 FY12
GAAP
Nonrecurring
Items
1
Q1 FY12
Adjusted
1
Operating Expenses $319 $(11) $308
Operating Income $108 $11 $119
Income From Continuing Operations $67 $9 $76
Diluted EPS From Continuing
Operations
2
$0.30 $0.04 $0.33
Medical Systems Segment Profit $88 $7 $95
Procedural Solutions Segment Profit $20 $4 $24
19
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investors tab. A discussion of the reasons
1
The nonrecurring items in the table above include items primarily related to the spinoff, and restructuring and acquisition integration charges. Additionally, in the case of income from continuing operations and diluted earnings per share from continuing operations, nonrecurring items also include tax items.
2
Diluted earnings per share calculations are performed separately for each component presented. Therefore, the sum of the per share components from the table may not equal the per share amounts presented.
why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on November 7, 2011.